Exhibit 99.5


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Annual Report of Headwaters Incorporated (the "Company") on Form 10-K for the year ended September 30, 2002 (the "Report"), I, Kirk A. Benson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (i) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

         (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kirk A. Benson
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Kirk A. Benson
Chief Executive Officer
December 23, 2002